EATON VANCE GLOBAL INCOME BUILDER FUND

Supplement to Summary Prospectus, Prospectus and
Statement of Additional Information dated March 1, 2021

Effective July 1, 2021, the portfolio management team for the Fund and Global Income Builder Portfolio will be as follows:

Christopher Dyer (lead portfolio manager), Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015 and the Portfolio since its inception in March 2016.

John H. Croft, Vice President of BMR, has managed the Fund (and another registered investment company the Fund previously invested in) since May 2012 and the Portfolio since its inception in March 2016.

Derek DiGregorio, Vice President of BMR, has managed the Fund and Portfolio since July 1, 2021.

Jeffrey D. Mueller, Vice President of EVAIL, has managed the Fund since December 2015 and the Portfolio since its inception in March 2016.

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